UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2010

FIRST OPPORTUNITY FUND, INC.
 (Exact name of registrant as specified in its charter)

Maryland	811-04605	13-3341573
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2344 Spruce Street, Suite A Boulder, CO 80302
(Address of principal executive offices and zip code)

(303) 444-5483
Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 6, 2010 First Opportunity Fund, Inc. (the “Fund”) announced that it was notified by the New York Stock Exchange (the “NYSE”) of the NYSE’s intent to suspend trading of the Fund’s shares prior to the market opening on Wednesday, May 12, 2010, because of the new restructuring proposals approved by the Fund’s stockholders at their meeting on Monday, May 3, 2010. A copy of the press release, which includes details the Fund’s response to the NYSE’s action, is attached hereto as an exhibit to this Form 8-K.

On May 11, 2010 the Fund announced that, as part of transitioning to the over-the-counter market, the Financial Industry Regulatory Authority had assigned “FOFI” as the Fund’s new ticker symbol.  A copy of the press release is attached hereto as an exhibit to this Form 8-K.

(c) Exhibits

(1)
Press release of First Opportunity Fund, Inc. dated May 6, 2010, announcing the intended delisting of its shares from the New York Stock Exchange effective prior to the market opening on Wednesday, May 12, 2010.

(2)	Press release of First Opportunity Fund, Inc. dated May 11, 2010, announcing the new ticker symbol “FOFI” effective Wednesday, May 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OPPORTUNITY FUND, INC.

Date: May 11, 2010

/s/ Stephen C. Miller
---------------------------
Stephen C. Miller
President and General Counsel

EXHIBIT INDEX

Exhibit No.                              Description

3.01(c)(1)
Press release of First Opportunity Fund, Inc. dated May 6, 2010, announcing the intended delisting of its shares from the New York Stock Exchange effective prior to the market opening on Wednesday, May 12, 2010

FIRST OPPORTUNITY FUND, INC.

FIRST OPPORTUNITY FUND, INC. ANNOUNCES NEW YORK STOCK EXCHANGE’S INTENT TO DE-LIST THE FUND

Boulder, Colo. – (BUSINESS WIRE) – May 6, 2010 – First Opportunity Fund, Inc. (NYSE: FF) (the “Fund”) announced today that it was notified by the New York Stock Exchange (the “NYSE”) of its intent to suspend trading of the Fund’s shares prior to the market opening on Wednesday, May 12, 2010, because of the new restructuring proposals stockholders approved at their meeting on Monday.  At that meeting, a majority of the Fund’s stockholders approved a set of proposals that will allow the Fund to invest significantly in private investment funds (more commonly known as “hedge funds”).  As discussed in the Fund’s recent proxy materials, the NYSE does not have a listing standard expressly prohibiting or otherwise regulating the Fund’s ability to invest in hedge funds.  The NYSE has indicated that it will exercise its discretionary authority under the NYSE rules and initiate its de-listing process based on it being in the “public interest”.

Steve Miller, the Fund’s president, said “the de-listing will not derail our restructuring plan which stockholders approved.  The Fund will move ahead with its investment strategy which includes investing a significant portion of its assets in hedge funds.   While the de-listing is not surprising or unexpected, the NYSE’s decision is disappointing.  The restructuring proposals were overwhelmingly approved by stockholders and neither the federal securities laws nor NYSE rules prevent the restructuring.  The restructuring proposals were intended to provide retail investors with access to investment products that historically have been available to only qualified investors.  We believe that having a registered investment adviser, whose mandate it is to research, select and monitor hedge funds investments, more than adequately protects stockholders and addresses the concerns the NYSE and SEC have for mom and pop investors.”

The NYSE issued its press release today after the close of the market giving notice that it intends to suspend trading of the common stock of the Fund prior to the market opening on Wednesday, May 12, 2010.  At that time the Fund’s shares will stop trading on the NYSE, but will continue trading in the over-the-counter market (the “OTC”).  Management will take appropriate steps to make sure that the transition to trading in the OTC is as seamless and transparent to stockholders as possible.  As a result of de-listing , the Fund will acquire a new trading symbol which, management understands, will be generated by the Financial Industry Regulatory Authority as part of transitioning to the OTC.  The Fund will notify stockholders as soon as it becomes aware of its new trading symbol.  Stockholders should be able to continue to trade their Fund shares through their existing brokerage relationships, although under a new symbol.

Under the NYSE rules, the Fund has the right to seek a review of the NYSE’s decision.  Management is considering the costs and benefits of such a review.

For more information on the Fund, including information regarding the restructuring, please visit the Fund’s website at www.firstopportunityfund.com. The Fund’s proxy statement and supplemental proxy materials describing the restructuring are available on the Fund’s website.

As of Friday, April 30, 2010, the Fund had net assets of $247.8 million; the Fund’s NAV was $8.62 per share and the closing market price was $7.01, which was an 18.7% discount to NAV.

Contact:
Fund Administrative Services, LLC
Nicole Murphey
Stephen Miller
(303) 449-0426

Exhibit No.                              Description

3.01(c)(2)	Press release of First Opportunity Fund, Inc. dated May 11, 2010, announcing the new ticker symbol “FOFI” effective Wednesday, May 12, 2010.

FIRST OPPORTUNITY FUND, INC. ANNOUNCES NEW TICKER SYMBOL FOR OTC

Boulder, Colo. –  (BUSINESS WIRE) – May 11, 2010 –  First Opportunity Fund, Inc. (NYSE: FF) announced that effective Wednesday, May 12, 2010, the Fund will begin trading under the ticker symbol “FOFI” in the over-the-counter market (the “OTC”).  As part of transitioning to the OTC, the Financial Industry Regulatory Authority assigned “FOFI” as the Fund’s new ticker symbol.  When the market opens on Wednesday, May 12, 2010, the Fund will no longer trade on the New York Stock Exchange (“NYSE”) and will only trade in the OTC.

As announced on May 6, 2010, because of stockholders’ approval of the restructuring proposals, including the proposal to make substantial investments in certain private investment funds (also known as hedge funds), the NYSE determined that trading in the Fund’s common stock should be suspended prior to market opening on Wednesday, May 12, 2010.  As such, the Fund’s shares will close on the NYSE on Tuesday, May 11, 2010 and open in the OTC on Wednesday, May 12, 2010 under the symbol “FOFI”.

Stockholders are urged to contact their brokers directly regarding trading in the OTC.

For more information on the Fund, including information regarding the restructuring, please visit the Fund’s website at www.firstopportunityfund.com. The Fund’s proxy statement and supplemental proxy materials describing the restructuring are available on the Fund’s website.

Contact:

Fund Administrative Services, LLC
Nicole Murphey
Stephen Miller
(303) 449-0426